UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2019
GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)
312-334-1579
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Groupon, Inc. (“Groupon”) held its annual meeting of the stockholders on June 13, 2019. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Election of Directors

Groupon's nine director nominees were elected to the Board of Directors and will serve as directors until Groupon's next annual meeting of stockholders or until their respective successors are elected and qualified. The directors were elected with the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Michael Angelakis	372,713,957	3,657,238	131,017,900
Peter Barris	373,071,967	3,299,228	131,017,900
Robert Bass	374,095,180	2,276,015	131,017,900
Eric Lefkofsky	373,918,312	2,452,883	131,017,900
Theodore Leonsis	370,422,713	5,948,482	131,017,900
Joseph Levin	345,305,760	31,065,435	131,017,900
Deborah Wahl	374,074,683	2,296,512	131,017,900
Rich Williams	374,759,890	1,611,305	131,017,900
Ann Ziegler	373,544,293	2,826,902	131,017,900

Ratification of Independent Registered Public Accounting Firm for Fiscal Year 2019

The appointment of Deloitte & Touche LLP as Groupon’s independent registered public accounting firm for the 2019 fiscal year was ratified with the following vote:

For	Against	Abstentions
505,976,545	722,662	689,888

Advisory Approval of Groupon's Named Executive Officer Compensation

A proposal to approve a non-binding resolution approving the compensation of Groupon’s named executive officers, as disclosed in the proxy statement, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
371,913,040	1,983,557	2,474,598	131,017,900

Approval of the Amendment to the Groupon, Inc. 2011 Incentive Plan

A proposal to approve an amendment to the Groupon, Inc. 2011 Incentive Plan, as amended, to, among other items, increase the number of authorized shares thereunder, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
245,233,688	130,936,961	200,546	131,017,900

Approval of the Amendment to the Groupon, Inc. 2012 Employee Stock Purchase Plan

A proposal to approve an amendment to the Groupon, Inc. 2012 Employee Stock Purchase Plan, as amended, to, among other items, increase the number of shares available for purchase thereunder, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
374,641,447	1,294,763	434,985	131,017,900

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Dated: June 17, 2019	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Chief Financial Officer